EXHIBIT 99.1
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Release:   Immediately

Contact:   Bryan Hurley - Monsanto Company (314-694-8387)
           Paul G. Vanderhoven - Sterling Chemicals, Inc. (713-654-3700)


STERLING CHEMICALS AND MONSANTO COMPANY REACH AGREEMENT TO REOPEN PRODUCTION FACILITY, ESTABLISHING SUPPLY AGREEMENT FOR ROUNDUP PRODUCTION

           ST. LOUIS and HOUSTON (Dec. 12, 2003) - Sterling Chemicals, Inc. (OTC: SCHI) and Monsanto Company (NYSE: MON) announced today that the companies have extended existing business agreements that will restart a key production facility in Texas City, Texas and establish Sterling as a supplier of one of the key ingredients in the production of Roundup herbicides, Monsanto's flagship herbicide product line.

           As a result of the extension of the operating and supply agreements, Monsanto and Sterling have committed to restart a production facility in Texas City that produces disodium iminodiacetic acid (DSIDA), which will be used by Monsanto in its production of Roundup herbicide.

           A target date for the restarting of production has not been determined, but the agreements allow for Monsanto to commission the reopening anytime between the signing of the agreement and 2007.

           The DSIDA production facility was originally commissioned in 2000 with capital funding provided by Monsanto. The facility was subsequently operated under contract by Sterling, which also operates a neighboring acrylonitrile production facility in Texas City, Texas that provides a raw material used to produce DSIDA. Operations at the facility were discontinued in 2001 prior to Sterling entering Chapter 11 bankruptcy. Sterling emerged from bankruptcy in December 2002.

           Richard K. Crump, Sterling's President and Chief Executive Officer, said "We are very excited about our new agreement with Monsanto for the restart of the DSIDA production facility at Texas City. The operation of the DSIDA facility will significantly enhance the cost competitiveness of our Nitriles business by permitting us to receive chemical value for a significant portion of the by-products produced from our acrylonitrile operations."

           "We're very pleased to be working with Sterling in this venture," said Mark Leidy, executive vice president, manufacturing for Monsanto. "With Sterling coming on line as a supplier of DSIDA, we'll have valuable flexibility to source an important ingredient for one of our key product lines, which is an important benefit to Monsanto as we make our production processes more efficient and cost effective."


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           Monsanto currently produces DSIDA for use in Roundup production at manufacturing locations in the United States and Brazil and also sources DSIDA through existing supply agreements with another U.S. third-party manufacturer.

           The agreements also resolve all disputes between the companies that were pending in the Bankruptcy Court for Sterling prior bankruptcy proceedings. The agreements are subject to the parties final approval and approval of the Bankruptcy Court. Additional specific terms of the business agreement were not disclosed.

           Based in Houston, Texas, Sterling Chemicals, Inc. manufactures a variety of petrochemical products at its facilities in Texas City, Texas.

           Monsanto Company is a leading provider of technology-based solutions and agricultural products that improve farm productivity. For more information on Monsanto, see: http://www.monsanto.com.

                                      -oOo-

Note to editors: Roundup is a trademark owned by Monsanto Company and its wholly owned subsidiaries. References to Roundup products in this release mean Roundup branded and other glyphosate-based herbicides, excluding lawn-and-garden products.

Certain statements contained in this release such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: increased generic and branded competition for the company's Roundup herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to achieve and maintain protection for our intellectual property; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to obtain payment for the products that it sells; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), adventitious presence of biotechnology traits in seeds, environmental contamination and antitrust; the company's ability to fund its short-term financing needs; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of its products and related distribution inventory levels; the company's ability to continue to manage its costs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and


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related military action; the effects of the company's accounting policies and changes in generally accepted accounting principles; fluctuations in exchange rates and other developments related to foreign currencies and economies; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this report. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

Statements in this press release that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning cost competitiveness and efficiency of operations. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and each company's overall business and financial performance can be found in the companies' filings with the Securities and Exchange Commission. For Sterling, these factors include, among others, the timing and extent of changes in commodity prices, the cyclicality of the petrochemicals industry, petrochemicals industry production capacity and operating rates, market conditions in the petrochemicals industry, competition, changes in global economic and business conditions, increases in raw materials costs, Sterling's ability to obtain raw materials and energy at acceptable prices, in a timely manner and on acceptable terms, regulatory initiatives and compliance with governmental regulations, compliance with environmental laws and regulations, customer preferences and various other matters, many of which are beyond Sterling's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release, and neither company undertakes any obligation to publicly update or revise any forward-looking statements. Copies of Sterling's most recent Annual Report on Form 10-K are posted on, or may be accessed through, Sterling's website at www.sterlingchemicals.com.




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